Q4 2013 SUPPLEMENTAL INFORMATION

4Q 2013 SUPPLEMENTAL INFORMATION PAGE 2 OF 28 Table of Contents Financial Information Page Financial Summary 3 Balance Sheets 4 Statement of Operations and AFFO 5 Adjusted EBITDA Reconciliation 6 Net Operating Income by Property Type 7 Debt Analysis 8 Debt Summary 9 Debt Expiration Schedule 10 Financial Ratios 11 Portfolio Information Page Portfolio Summary 12 Portfolio Investment/NOI by State 15 Lease Expiration Schedule 17 Portfolio Composition 18 Credit and Tenancy Profile 20 Portfolio Composition by Quarter 21 Acquisition Activity 22 Top Ten Tenant Descriptions 23 Top Senior Housing Operators 25 Definitions 26 The data and other information described in these slides are as of the date of the slides or an earlier date as indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This presentation contains certain statements that are American Realty Capital Healthcare Trust’s (“ARC HT”) and its Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. ARC HT’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we’ve made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in ARC HT’s filings with the Securities and Exchange Commission including, but not limited to, ARC HT’s report on Form 10-K, Quarterly Report on Form 10-Q, as well as ARC HT’s press releases.

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Financial Summary

dollars in thousands except per share data

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Revenues:	$ 48,591	$ 34,147	$ 23,937	$ 18,678	$ 13,962
NOI	$ 28,502	$ 20,207	$ 16,493	$ 13,486	$ 10,894
Adjusted EBITDA	$ 26,948	$ 18,914	$ 15,277	$ 13,017	$ 10,460
Annual dividends paid per common share	$ 0.68	$ 0.68	$ 0.58	$ 0.54	$ 0.58
Funds from Operations (FFO)	$ 15,894	$ 11,543	$ 9,334	$ 7,973	$ 3,332
FFO per diluted share	$ 0.09	$ 0.06	$ 0.05	$ 0.10	$ 0.08
FFO distribution coverage ratio	52.1%	37.8%	37.9%	77.0%	52.1%
Adjusted funds from operations (AFFO)	$ 21,678	$ 14,547	$ 11,523	$ 9,552	$ 6,993
AFFO per diluted share	$ 0.12	$ 0.08	$ 0.07	$ 0.12	$ 0.16
AFFO distribution coverage ratio	71.0%	47.6%	46.7%	92.2%	109.3%
Leverage ratio, net of cash	9.1%	-	-	-	26.7%
Adjusted fixed charge ratio	6.8 x	5.5 x	5.4 x	5.0 x	4.0 x
Property Investments:					
Medical office	$ 803,820	$ 758,490	$ 545,400	$ 450,526	$ 414,256
Hospital	194,907	166,907	126,907	126,907	126,907
Life science	148,520	148,520	26,182	26,182	26,182
Post acute / skilled nursing	31,748	19,498	19,498	19,498	19,498
Seniors housing	461,810	314,201	154,910	113,500	85,750
Land	1,788	1,788	-	-	-
Total base purchase price	$ 1,642,593	$ 1,409,404	$ 872,897	$ 736,613	$ 672,593

Revenue by Property Type


Hospital: 15%
Post Acute/Skilled Nursing: 2%
Life science: 2%
Seniors housing: 31%
Medical Office: 50%

Investments at Cost


Post Acute/Skilled Nursing: 2%
Life Science: 9%
Hospital: 12%
Medical Office: 49%
Seniors Housing: 28%

PAGE 3 OF 28

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

4Q 2013 SUPPLEMENTAL INFORMATION

Balance Sheet

dollars in thousands except per share data

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Assets					
Real estate investments, at cost					
Land	$ 107,719	$ 112,766	$ 60,086	$ 51,445	$ 48,409
Buildings, fixtures and improvements	1,363,858	1,147,659	719,065	606,692	552,085
Construction in progress	11,112	4,819	-	-	-
Acquired intangible lease assets	181,264	158,804	97,658	81,813	77,095
Total real estate investments, at cost	1,663,953	1,424,048	876,809	739,950	677,589
Less: accumulated depreciation and amortization	(87,350)	(61,156)	(43,780)	(30,869)	(21,262)
Total real estate investments, net	1,576,603	1,362,892	833,029	709,081	656,327
Cash and cash equivalents	103,447	308,911	852,240	424,931	13,869
Restricted cash	1,381	1,244	365	309	127
Investment securities, at fair value	14,670	16,584	17,981	-	-
Receivable for sale of stock	-	-	127	44,972	6,943
Prepaid expenses and other assets	17,431	19,445	13,741	9,169	5,826
Due to affiliate	-	4,670	-	270	190
Deferred costs, net	21,041	21,887	6,997	7,189	7,386
Total assets	$ 1,734,573	$ 1,735,633	$ 1,724,480	$ 1,195,921	$ 690,668
Liabilities And Equity					
Mortgage notes payable	$ 259,348	$ 239,067	$ 215,784	$ 215,846	$ 200,095
Mortgage premium and discount, net	2,769	3,002	2,875	3,064	2,903
Credit facility	-	-	-	-	26,000
Notes payable	-	-	-	-	2,500
Below-market lease liabilities, net	5,543	5,742	2,192	1,796	1,692
Derivatives, at fair value	333	376	300	598	643
Accounts payable and accrued expenses	17,460	14,413	9,593	10,819	5,669
Deferred rent and other liabilities	2,949	2,310	826	1,182	917
Distributions payable	10,427	9,997	9,913	5,603	2,962
Total liabilities	298,829	274,907	241,483	238,908	243,381
Common stock	1,805	1,788	1,771	1,145	556
Additional paid in capital	1,591,941	1,576,011	1,560,226	1,001,901	476,157
Accumulated other comprehensive loss	(3,243)	(3,241)	(1,285)	(598)	(643)
Accumulated deficit	(158,378)	(117,649)	(81,610)	(49,420)	(32,832)
Total stockholders' equity	1,432,125	1,456,909	1,479,102	953,028	443,238
Non-controlling interests	3,619	3,817	3,895	3,985	4,049
Total equity	1,435,744	1,460,726	1,482,997	957,013	447,287
Total liabilities and equity	$ 1,734,573	$ 1,735,633	$ 1,724,480	$ 1,195,921	$ 690,668

PAGE 4 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Statement of Operations and AFFO

dollars in thousands except per share data

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Revenues:					
Rental income	$ 41,597	$ 29,285	$ 20,885	$ 15,987	$ 11,930
Operating expense reimbursement	3,626	2,859	2,474	2,189	1,867
Resident services and fee income	3,368	2,003	578	502	165
Total revenues	48,591	34,147	23,937	18,678	13,962
Operating expenses:					
Property operating	20,089	13,940	7,444	5,192	3,068
Net operating income	28,502	20,207	16,493	13,486	10,894
Acquisition and transaction related	5,748	3,107	2,713	2,038	4,153
General and administrative	1,686	1,429	1,250	249	215
Depreciation and amortization	25,908	17,140	12,714	11,694	7,148
Operating income (loss)	(4,840)	(1,469)	(184)	(495)	(622)
Other income (expenses)					
Interest expense	(5,089)	(4,350)	(3,315)	(3,089)	(3,064)
Income from investments	308	317	244	-	-
Other Income	41	37	11	-	2
Gain (loss) on investments	(300)	-	-	-	-
Total other expense	(5,040)	(3,996)	(3,060)	(3,089)	(3,062)
Net loss	(9,880)	(5,465)	(3,244)	(3,584)	(3,684)
Net loss attributable to non-controlling interests	(12)	(10)	(14)	(22)	(10)
Net loss attributable to stockholders	$ (9,892)	$ (5,475)	$ (3,258)	$ (3,606)	$ (3,694)
Basic weighted average shares outstanding	179,929,602	178,231,121	170,124,871	77,029,025	43,990,171
Basic net loss per share attributable to stockholders	$ (0.05)	$ (0.03)	$ (0.02)	$ (0.05)	$ (0.08)
Funds from operations:					
Net loss	$ (9,892)	$ (5,475)	$ (3,258)	$ (3,606)	$ (3,694)
Depreciation and amortization	25,907	17,140	12,714	11,694	7,149
Proportionate share of adjustments related to non-controlling interests	(121)	(122)	(122)	(115)	(123)
Funds from operations:	15,894	11,543	9,334	7,973	3,332
Acquisition fees and expenses	5,748	3,107	2,713	2,038	4,153
Amortization of above-market lease assets and liabilities	98	160	119	67	70
Straight-line rent	(1,851)	(1,357)	(1,174)	(1,026)	(962)
Accretion of discount/amortization	(233)	(226)	(188)	(179)	(183)
Deferred financing costs	1,520	1,209	637	617	538
Non-cash stock compensation	68	13	11	9	9
Loss on sale of investments	300	-	-	-	-
Distributions on Class B units	103	63	37	17	-
Proportionate share of adjustments related to non-controlling interests	31	35	34	36	36
Adjusted funds from operations (AFFO)	$ 21,678	$ 14,547	$ 11,523	$ 9,552	$ 6,993
Diluted weighted average shares outstanding	180,545,924	178,620,686	170,356,832	77,147,958	44,018,184
Dividends declared	$ 30,834	$ 30,572	$ 28,930	$ 12,976	$ 7,566
Distributions paid in cash	$ 13,865	$ 13,960	$ 11,663	$ 5,494	$ 3,479
Distributions reinvested	16,537	16,519	12,954	4,847	2,918
Distributions on unvested shares	6	3	3	-	-
Distributions on Class B units	103	63	37	17	-
Total distributions	$ 30,511	$ 30,545	$ 24,657	$ 10,358	$ 6,397
FFO per diluted share	$ 0.09	$ 0.06	$ 0.05	$ 0.10	$ 0.08
FFO coverage ratio - declared	51.5%	37.8%	32.3%	61.4%	44.0%
FFO coverage ratio - paid	52.1%	37.8%	37.9%	77.0%	52.1%
FFO payout ratio - paid	192.0%	264.6%	264.2%	129.9%	192.0%
AFFO per diluted share	$ 0.12	$ 0.08	$ 0.07	$ 0.12	$ 0.16
AFFO coverage ratio - declared	70.3%	47.6%	39.8%	73.6%	92.4%
AFFO coverage ratio - paid	71.0%	47.6%	46.7%	92.2%	109.3%
AFFO payout ratio - paid	140.7%	210.0%	214.0%	108.4%	91.5%

PAGE 5 OF 28

American Realty Capital Healthcare Trust, Inc.
4Q 2013 SUPPLEMENTAL INFORMATION

Adjusted EBITDA Reconciliation
dollars in thousands

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
EBITDA:					
Net loss	$ (9,892)	$ (5,475)	$ (3,258)	$ (3,606)	$ (3,694)
Acquisition and transaction related	5,748	3,107	2,713	2,038	4,153
Depreciation and amortization	25,908	17,140	12,714	11,694	7,148
Interest expense	5,089	4,350	3,315	3,089	3,064
Loss on sale of investments	300	-	-	-	-
Adjustments related to non-controlling interests	(205)	(208)	(207)	(198)	(211)
Adjusted EBITDA:	$ 26,948	$ 18,914	$ 15,277	$ 13,017	$ 10,460
Interest coverage ratio:					
Interest expense	$ 5,089	$ 4,350	$ 3,315	$ 3,089	$ 3,064
Non-cash interest expense	(1,287)	(983)	(447)	(438)	(355)
Adjustments related to non-controlling interests	(77)	(79)	(78)	(77)	(79)
Total interest	$ 3,725	$ 3,288	$ 2,790	$ 2,574	$ 2,630
Adjusted EBITDA	$ 26,948	$ 18,914	$ 15,277	$ 13,017	$ 10,460
Adjusted interest coverage ratio	7.2 x	5.8 x	5.5 x	5.1 x	4.0 x
Fixed charge ratio:					
Total interest	$ 3,725	$ 3,288	$ 2,790	$ 2,574	$ 2,630
Secured debt principal amortization	253	133	63	25	11
Total fixed charges	$ 3,978	$ 3,421	$ 2,853	$ 2,599	$ 2,641
Adjusted EBITDA	$ 26,948	$ 18,914	$ 15,277	$ 13,017	$ 10,460
Adjusted fixed charge ratio	6.8 x	5.5 x	5.4 x	5.0 x	4.0 x
Net debt to EBITDA ratio:					
Total debt	$ 259,348	$ 239,067	$ 215,784	$ 215,846	$ 200,095
Adjustments related to non-controlling interests	(6,235)	(6,411)	(6,411)	(6,411)	(6,411)
Company's pro rata share of total debt	253,113	232,656	209,373	209,435	193,684
Less: cash and cash equivalents	(103,447)	(308,911)	(852,240)	(424,931)	(13,869)
Net debt	$ 149,666	$ (76,255)	$ (642,867)	$ (215,496)	$ 179,815
Adjusted EBITDA annualized	$ 107,792	$ 75,656	$ 61,108	$ 52,068	$ 41,840
Net debt to adjusted EBITDA ratio	1.4 x	0.0 x	0.0 x	0.0 x	4.3 x
Net total consolidated leverage ratio:					
Company's pro rata share of total debt	$ 253,113	$ 232,656	$ 209,373	$ 209,435	$ 193,684
Less: cash and cash equivalents	(103,447)	(308,911)	(852,240)	(424,931)	(13,869)
Net debt	$ 149,666	$ (76,255)	$ (642,867)	$ (215,496)	$ 179,815
Purchase Price	$ 1,642,593	$ 1,409,404	$ 872,897	$ 736,613	$ 672,593
Total debt leverage ratio	9.1%	(5.4%)	(73.6%)	(29.3%)	26.7%
Gross total consolidated leverage ratio:					
Company's pro rata share of total debt	$ 253,113	$ 232,656	$ 209,373	$ 209,435	$ 193,684
Purchase Price	$ 1,642,593	$ 1,409,404	$ 872,897	$ 736,613	$ 672,593
Secured debt leverage ratio	15.4%	16.5%	24.0%	28.4%	28.8%
Unencumbered assets/total assets:					
Unencumbered Assets	$ 1,223,831	$ 1,032,851	$ 539,794	$ 403,510	$ 367,240
Total Assets	$ 1,642,593	$ 1,409,404	$ 872,897	$ 736,613	$ 672,593
Unencumbered Assets/Total Assets	75%	73%	62%	55%	55%

PAGE 6 OF 28

American Realty Capital Healthcare Trust, Inc.
4Q 2013 SUPPLEMENTAL INFORMATION

Net Operating Income by Property Type
dollars in thousands

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Revenues:					
Medical office	$ 18,443	$ 13,754	$ 11,946	$ 10,124	$ 7,248
Hospital	4,734	3,692	3,579	3,482	3,874
Life science	3,155	790	599	599	576
Post acute / skilled nursing	649	494	480	491	359
Seniors housing	21,610	15,417	7,333	3,982	1,905
Land	-	-	-	-	-
Total revenues	$ 48,591	$ 34,147	$ 23,937	$ 18,678	$ 13,962
Property operating expenses:					
Medical office	$ 3,526	$ 2,627	$ 2,086	$ 1,997	$ 988
Hospital	843	740	619	527	916
Life science	194	71	70	70	47
Post acute / skilled nursing	60	34	20	31	16
Seniors housing	15,449	10,468	4,649	2,567	1,102
Land	17	-	-	-	-
Total property operating expenses	$ 20,089	$ 13,940	$ 7,444	$ 5,192	$ 3,069
Net operating income:					
Medical office	$ 14,917	$ 11,127	$ 9,860	$ 8,127	$ 6,260
Hospital	3,891	2,952	2,960	2,955	2,958
Life science	2,961	719	529	529	529
Post acute / skilled nursing	589	460	460	460	343
Seniors housing	6,161	4,949	2,684	1,415	803
Land	(17)	-	-	-	-
Total net operating income	$ 28,502	$ 20,207	$ 16,493	$ 13,486	$ 10,893

Net Operating Income by Property Type


Seniors Housing: 22%
Post Acute/Skilled Nursing: 2%
Life Science: 10%
Hospital: 14%
Medical Office: 52%

PAGE 7 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Debt Analysis
dollars in thousands

Debt Maturities and Principal Payments
(as of December 31, 2013)

	Credit Facility and Variable Rate Term Loans		Senior Notes		Mortgage Debt		Total Debt	
Period	Amount	Rate	Amount	Rate	Amount	Rate	Amount	Rate
2014	$ -	-	$ -	-	$ 1,038	5.48%	$ 1,038	5.48%
2015	-	-	-	-	113,975	5.11%	113,975	5.11%
2016	-	-	-	-	20,545	4.23%	20,545	4.23%
2017	-	-	-	-	75,041	5.09%	75,041	5.09%
2018	-	-	-	-	27,346	5.38%	27,346	5.38%
2019	-	-	-	-	7,828	5.30%	7,828	5.30%
2020	-	-	-	-	406	6.00%	406	6.00%
2021	-	-	-	-	433	6.01%	433	6.01%
2022	-	-	-	-	10,785	5.20%	10,785	5.20%
2023	-	-	-	-	183	7.48%	183	7.48%
2024 & Thereafter	-	-	-	-	1,768	7.48%	1,768	7.48%
Subtotal	$ -	-	$ -	-	$ 259,348	5.09%	$ 259,348	5.09%
Total	$ -		$ -		$ 259,348		$ 259,348	
Weighted average maturity in years	-		-		3.1 Years		3.1 Years	

Debt Composition
(as of December 31, 2013)

	Amount	Rate	% of Total
Fixed rate debt			
Senior notes	-	-	-
Mortgage debt	259,348	5.09%	100.0%
Total fixed rate debt	$ 259,348	5.09%	100.0%
Variable rate debt			
Credit facility	-	-	-
Mortgage debt	-	-	-
Total variable rate debt	-	-	-
Total debt	$ 259,348	5.09%	100.0%

PAGE 8 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Debt Summary

dollars in thousands

Encumbered Property	Lender	Maturity	Coupon Interest Rate	Effective Interest Rate	Interest Payment	Original Mortgage	Current Mortgage	Percent	Maturity Year	Interest Rate (Fixed, Variable)
Texarkana ASC - TX	Guaranty Bond Bank	6/21/2016	5.50%	5.58%	$ 120	$ 2,250	$ 2,143	0.8%	2016	FIXED
Carson Tahoe - Specialty Medical Center	GE Capital	9/18/2015	5.01%	5.08%	1,105	21,751	21,751	8.4%	2015	FIXED
Durango Medical Plaza - Las Vegas NV	GE Capital	9/18/2015	5.01%	5.08%	872	17,172	17,172	6.6%	2015	FIXED
CareMeridian Rehab - Phoenix AZ	GE Capital	9/18/2015	5.01%	5.08%	352	6,936	6,936	2.7%	2015	FIXED
Reliant Rehab - Dallas TX	GE Capital	9/18/2015	5.08%	5.15%	1,281	24,850	24,850	9.6%	2015	FIXED
Select Rehabilitation - San Antonio TX	GE Capital	9/18/2015	5.08%	5.15%	655	12,714	12,714	4.9%	2015	FIXED
Spring Creek Medical Plaza - Tomball TX	GE Capital	9/18/2015	5.08%	5.15%	385	7,477	7,477	2.9%	2015	FIXED
Odessa Regional MOB - Odessa TX	Regions	12/15/2016	4.03%	4.09%	165	4,047	4,047	1.6%	2016	FIXED
Methodist North MOB - Peoria IL	Regions	12/15/2016	3.93%	3.99%	540	13,544	13,544	5.2%	2016	FIXED
Univ of Wisconsin Health - Monona WI	Aviva Life and Annuity	4/5/2017	4.00%	4.00%	202	5,039	5,039	1.9%	2017	FIXED
Reliant Rehab - Houston TX	GE Capital	9/18/2015	4.92%	4.98%	670	13,437	13,437	5.2%	2015	FIXED
Village Healthcare Center - Santa Ana CA	GE Capital	9/18/2015	4.92%	4.98%	95	1,906	1,906	0.7%	2015	FIXED
Sisters of Mercy Building - Springfield MO	UBS	9/6/2017	4.05%	4.11%	226	5,500	5,500	2.1%	2017	FIXED
East Pointe Medical Plaza - Lehigh Acres FL	UBS	9/6/2017	4.05%	4.11%	216	5,260	5,260	2.0%	2017	FIXED
Unitron Hearing - Plymouth MN	UBS	9/6/2017	4.05%	4.11%	164	4,000	4,000	1.5%	2017	FIXED
Carson Tahoe MOB West - Carson City NV	Regions	6/7/2017	3.83%	3.88%	182	4,675	4,675	1.8%	2017	FIXED
Aurora Health Care - Two Rivers WI	Goldman Sachs	1/1/2017	5.52%	5.60%	1,267	22,640	22,640	8.7%	2017	FIXED
Aurora Health Care - Hartford WI	Goldman Sachs	1/1/2017	5.52%	5.60%	1,070	19,120	19,120	7.4%	2017	FIXED
Aurora Health Care - Neenah WI	Goldman Sachs	1/1/2017	5.52%	5.60%	439	7,840	7,840	3.0%	2017	FIXED
Princeton Village - Clackamas OR	Oregon Housing	1/31/2031	7.38%	7.48%	233	3,181	3,114	1.2%	2031	FIXED
Pelican Pointe - Klamath Falls	Red Mortgage Capital, LLC	4/1/2022	5.09%	5.16%	643	12,595	12,462	4.8%	2022	FIXED
Fayette MOB - Fayetteville GA	U.S. Bank National Association	9/8/2015	5.11%	5.18%	362	7,054	6,986	2.7%	2015	FIXED
Garden House - Anderson SC	Grandbridge Real Estate	12/1/2018	4.79%	4.86%	396	8,203	8,148	3.1%	2018	FIXED
Benton House of Covington	Grandbridge Real Estate	5/1/2019	5.19%	5.26%	427	8,160	8,120	3.1%	2019	FIXED
Arbor Terrace - Asheville NC	Oak Grove Commercial Mortgage, LLC	2/1/2018	5.50%	5.58%	530	9,528	9,497	3.7%	2018	FIXED
Arbor Terrace - Decatur GA	Oak Grove Commercial Mortgage, LLC	1/1/2018	5.49%	5.57%	611	11,006	10,970	4.2%	2018	FIXED
		3.1 Years		5.09%	$ 13,207	$ 259,885	$ 259,348	100.0%		

PAGE 9 OF 28

4Q 2013
SUPPLEMENTAL
INFORMATION

American Realty Capital Healthcare Trust, Inc.

Debt Expiration Schedule

dollars in thousands


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$1,038
$113,975
$20,545
$75,041
$27,346
$7,828
$406
$433
$10,785
$183
$1,767
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 & Thereafter

PAGE 10 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Financial Ratios

Net Indebtedness / Base Purchase Price

Notes payable minus cash divided base purchase price of properties


35%
30%
25%
20%
15%
10%
5%
0%
9.11%
0%
0%
0%
30.97%
Q4 2013
Q3 2013
Q2 2013
Q1 2013
Q4 2012

Secured Debt / Base Purchase Price

Secured notes divided base purchase price of properties


35%
30%
25%
20%
15%
10%
5%
0%
15%
17%
24%
28%
29%
Q4 2013
Q3 2013
Q2 2013
Q1 2013
Q4 2012

Unsecured Debt / Unencumbered Base Purchase Price

Unsecured debt divided base purchase price of unencumbered properties


10%
8%
6%
4%
2%
0%
0%
0%
0%
0%
8%
Q4 2013
Q3 2013
Q2 2013
Q1 2013
Q4 2012

Fixed Charge Coverage

EBITDA divided by interest and principal payments on secured debt


7.5 x
6.5 x
5.5 x
4.5 x
3.5 x
2.5 x
1.5 x
6.8 x
5.5 x
5.4 x
5.0 x
4.0 x
Q4 2013
Q3 2013
Q2 2013
Q1 2013
Q4 2012

PAGE 11 OF 28

4Q 2013 SUPPLEMENTAL INFORMATION Portfolio Summary dollars in thousands Portfolio Name Type of Facility State Acquisition Date No. of Properties Square Feet Occupancy Year of Construction Annualized Rental Income Texarkana ASC - TX Medical office TX 6/21/11 1 18,268 100.0% 1994 $ 431 Davita Dialysis - Marked Tree AR Medical office AR 6/30/2011 1 4,596 100.0% 2009 128 Davita Dialysis - Rockford IL Medical office IL 7/25/2011 1 7,032 100.0% 2009 196 Carson Tahoe - Specialty Medical Center Hospital NV 9/19/2011 3 154,622 100.0% 1981 2,484 Durango Medical Plaza - Las Vegas NV Medical office NV 9/19/2011 1 73,094 78.0% 2008 2,153 CareMeridian Rehab - Phoenix AZ Post acute / skilled nursing AZ 9/19/11 1 13,500 100.0% 2008 847 Reliant Rehab - Dallas TX Hospital TX 11/22/11 1 64,600 100.0% 2009 3,391 Select Rehabilitation - San Antonio TX Hospital TX 11/22/11 1 40,828 100.0% 2010 1,499 Spring Creek Medical Plaza - Tomball TX Medical office TX 11/22/11 1 22,345 100.0% 2006 681 Odessa Regional MOB - Odessa TX Medical office TX 12/19/11 1 39,220 100.0% 2008 596 Methodist North MOB - Peoria IL Medical office IL 12/19/11 1 73,302 100.0% 2010 1,946 Cooper Health MOB I - Willingboro NJ Medical office NJ 12/29/11 1 11,000 100.0% 2010 288 Village Healthcare Center - Santa Ana CA Post acute / skilled nursing CA 1/13/12 1 7,750 100.0% 2008 417 BioLife Sciences Building - Denton TX Life science TX 1/20/12 1 15,000 100.0% 2010 460 Univ of Wisconsin Health - Monona WI Medical office WI 3/6/12 1 31,374 100.0% 2011 730 Carson Tahoe MOB West - Carson City NV Medical office NV 3/8/12 1 38,426 82.1% 2007 720 Henry Ford Dialysis Center - Southfield MI Medical office MI 3/15/12 1 10,100 100.0% 2002 239 Sisters of Mercy Building - Springfield MO Life Science MO 4/10/12 1 42,430 100.0% 2008 883 East Pointe Medical Plaza - Lehigh Acres FL Medical office FL 4/18/12 1 34,500 100.0% 1994 910 DaVita Dialysis - Paoli IN Medical office IN 5/4/12 1 5,725 100.0% 2011 168 Reliant Rehab - Houston TX Hospital TX 5/9/12 1 65,000 100.0% 2012 3,144 PAPP Clinic - Newnan GA Medical office GA 5/14/12 1 31,213 100.0% 1994 445 Unitron Hearing - Plymouth MN Life Science MN 5/15/12 1 81,927 100.0% 2011 793 Cooper Health MOB II - Willingboro NJ Medical office NJ 5/22/12 1 16,314 100.0% 2012 392 Fresenius Medical - Metairie LA Medical office LA 5/23/12 1 18,149 100.0% 2012 313 Sunnyvale Medical Plaza - Sunnyvale TX Medical office TX 5/31/12 1 48,910 88.3% 2009 1,042 Texas Clinic at Arlington - Arlington TX Medical office TX 5/31/12 1 66,824 100.0% 2010 1,761 Pinnacle Health - Harrisburg PA Medical office PA 6/12/12 1 52,600 100.0% 2002 1,475 Cancer Care Partners - Mishiwaka IN Medical office IN 6/15/12 1 63,000 100.0% 2010 2,158 Aurora Health Care Medical office WI 7/26/12 3 226,046 100.0% 2006 5,033 Baylor Institute for Rehabilition - Ft. Worth TX Hospital TX 8/22/12 1 40,000 100.0% 2008 1,347 Bronson Lakeview OPC - Paw Paw MI Medical office MI 9/27/12 1 100,321 100.0% 2006 2,336 Benton Village - Palm Coast FL Seniors Housing FL 11/21/12 1 104,525 79.7% 2007 2,924 Benton House - Douglasville GA Seniors Housing GA 11/21/12 1 40,636 94.1% 2010 3,024 Benton Village - Stockbridge GA Seniors Housing GA 11/21/12 1 86,520 96.8% 2008 4,149 Benton House - Sugar Hill GA Seniors Housing GA 11/21/12 1 38,571 90.7% 2010 3,012 Benton House - Newnan GA Seniors Housing GA 12/4/12 1 47,550 90.6% 2010 3,440

4Q 2013 SUPPLEMENTAL INFORMATION Portfolio Summary, continued dollars in thousands Portfolio Name Type of Facility State Acquisition Date No. of Properties Square Feet Occupancy Year of Construction Annualized Rental Income Advocate Beverly Center - Chicago IL Medical office IL 11/28/12 1 59,345 100.0% 1986 $ 1,315 Rush Copley POB I - Aurora IL Medical office IL 11/29/12 1 79,344 100.0% 1996 2,078 CareMeridian - La Mesa CA Post acute / skilled nursing CA 12/14/12 1 9,000 100.0% 2012 575 Wellmont Blue Ridge MOB - Bristol TN Medical office TN 12/27/12 1 23,277 100.0% 2001 361 Albany Medical Center MOB - Albany NY Medical office NY 12/28/12 1 53,229 100.0% 2010 1,105 Michiana Oncology - Mishawaka IN Medical office IN 12/28/12 1 49,410 100.0% 2010 1,686 Metro Health - Wyoming MI Medical office MI 12/28/12 1 21,502 100.0% 2008 555 Rush Copley POB II - Aurora IL Medical office IL 12/28/12 1 80,744 92.1% 2009 2,050 North Valley Orthopedic Surgery Center Medical office AZ 12/31/12 1 17,608 100.0% 2006 790 Scott & White Healthcare - Kingsland TX Medical office TX 2/21/13 1 14,974 100.0% 2012 357 Salem Medical - Woodstown NJ Medical office NJ 3/1/13 1 9,350 100.0% 2010 322 Northside East Cobb Medical office GA 3/22/13 3 68,447 99.1% 1991 1,938 Rex Wellness Center - Garner NC Medical office NC 3/27/13 1 30,000 100.0% 2003 925 Princeton Village - Clackamas OR Seniors Housing OR 3/28/13 1 39,450 98.1% 1999 2,051 Pelican Pointe - Klamath Falls Seniors Housing OR 3/28/13 1 61,045 99.1% 2011 4,860 Lakeview Terrace - Lake Havasu AZ Seniors Housing AZ 4/3/13 1 25,971 100.0% 2009 803 Crystal Lakes Medical Arts - Crystal Lake IL Medical office IL 4/30/13 1 62,588 92.6% 2007 1,494 St. Francis Cancer Center - Midlothian VA Medical office VA 5/2/13 1 51,183 96.9% 2006 1,386 Advocate Good Shepard - Crystal Lake IL Medical office IL 5/2/13 1 68,318 58.3% 2008 1,029 Dakota Ridge - Littleton CO Medical office CO 5/2/13 1 62,202 52.0% 2007 807 Pheasant Pointe - Molalla OR Seniors Housing OR 5/3/13 1 39,428 91.2% 1998 2,228 Cedar Village - Salem OR Seniors Housing OR 5/3/13 1 51,585 92.0% 1999 3,156 Ocean Ridge - Coos Bay OR Seniors Housing OR 5/3/13 1 68,139 92.6% 2006 2,874 Spectrum Health - Wyoming MI Medical office MI 5/15/13 1 52,898 100.0% 2006 1,293 Memorial Hermann - Houston TX Medical office TX 6/4/13 1 30,000 100.0% 2012 945 UC Davis Medical - Folsom CA Medical office CA 6/17/13 2 36,911 100.0% 1995 929 Wyndcrest - Rochester IL Seniors Housing IL 7/1/13 1 35,059 83.8% 2005 1,269 Fayette MOB - Fayetteville GA Medical office GA 7/16/13 1 62,016 100.0% 2004 1,364 Garden House - Anderson SC Seniors Housing SC 7/26/13 1 50,144 90.6% 2000 3,014 Arbor Terrace - Athens GA Seniors Housing GA 7/31/13 1 38,380 100.0% 1998 4,063 Arbor Terrace at Cascade - Atlanta GA Seniors Housing GA 7/31/13 1 40,547 91.2% 1999 3,574 Arbor Terrace - Decatur GA (Land)* Land GA 7/31/13 - - - N/A - Arbor Terrace - Largo FL (Tampa) Seniors Housing FL 7/30/13 1 57,844 90.5% 1992 3,509 Arbor - Terrace of Knoxville Seniors Housing TN 7/31/13 1 58,113 88.1% 1997 4,330 Barrington Terrace - Fort Myers FL Seniors Housing FL 7/31/13 1 54,307 92.3% 2001 5,394 Barrington Terrace - Naples FL Seniors Housing FL 7/31/13 1 58,169 87.5% 2004 5,387

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Portfolio Summary, *continued*

dollars in thousands

Portfolio Name	Type of Facility	State	Acquisition Date	No. of Properties	Square Feet	Occupancy	Year of Construction	Annualized Rental Income
Ocean Crest - Coos Bay OR	Seniors Housing	OR	8/1/13	1	46,696	80.3%	1999	$ 1,739
Redwood Heights - Salem OR	Seniors Housing	OR	8/1/13	1	63,879	88.8%	1999	3,082
Clearwater Springs - Vancover WA	Seniors Housing	WA	8/1/13	1	62,797	84.3%	2003	2,685
Benton House - Covington GA	Seniors Housing	GA	8/2/13	1	44,674	88.1%	2009	2,924
Via Christi Clinic - Wichita KS	Medical office	KS	8/20/13	1	32,540	100.0%	2006	669
United Healthcare - Cypress CA	Life science	CA	9/24/13	1	214,000	100.0%	1985	4,277
United Healthcare - Indianapolis IN	Life science	IN	9/24/13	1	209,184	100.0%	1988	2,939
United Healthcare - Onalaska WI	Life science	WI	9/24/13	1	66,000	100.0%	1995	737
United Healthcare - Wawatosa WI	Life science	WI	9/24/13	1	121,486	100.0%	1995	1,785
Athens Medical Complex - Athens GA	Medical office	GA	9/27/13	2	55,752	100.0%	2011	1,443
Restora Hospital	Hospital	AZ	9/27/13	2	96,000	100.0%	2012	3,691
West Valley Medical Center - Buckeye AZ	Medical office	AZ	9/27/13	1	38,734	100.0%	2011	705
Lutheran Medical Arts - Ft. Wayne IN	Medical office	IN	9/27/13	1	45,858	92.4%	2000	880
Dupont Road MOB - Ft. Wayne IN	Medical office	IN	9/27/13	1	60,325	85.3%	2001	788
Crozer-Keystone MOB I - Springfield PA	Medical office	PA	9/27/13	2	217,781	100.0%	1996	3,631
Crozer-Keystone MOB II - Springfield PA	Medical office	PA	9/27/13	1	41,935	100.0%	1998	810
Aventura Medical Plaza - Aventura FL	Medical office	FL	9/27/13	1	48,353	100.0%	1996	1,096
Spartanburg Regional MOB - Spartanburg SC	Medical office	SC	9/27/13	1	64,800	98.5%	1986	1,706
Virginia Urology Center - Richmond VA	Medical office	VA	9/27/13	1	53,318	100.0%	2004	1,343
St. Peter's Recovery Center - Guilderland NY	Medical office	NY	9/27/13	1	30,000	100.0%	1990	674
Capital Regional MOB I - Tallahassee FL	Medical office	FL	9/30/13	1	38,225	78.7%	1998	639
Arbor Terrace - Asheville NC	Seniors Housing	NC	10/4/13	1	42,000	100.0%	1998	4,252
Arbor Terrace - Decatur GA	Seniors Housing	GA	10/4/13	1	51,159	99.2%	1990	5,221
Gardens at Westlake - Westlake OH	Seniors Housing	OH	10/31/13	1	102,000	93.8%	1987	4,853
Baylor Orthopedic & Spine - Arlington TX	Hospital	TX	11/5/13	1	57,243	100.0%	2009	2,430
Trinity Health Medical Arts Clinic - Minot ND	Medical office	ND	11/6/13	1	114,000	100.0%	1995	1,046
TriSun Care Center - San Antonio TX	Post acute / skilled nursing	TX	11/21/13	1	42,853	100.0%	2012	1,216
Allina Health - Elk River MN	Medical office	MN	11/25/13	1	28,175	100.0%	2002	671
Riverdale MOB - Riverdale GA	Medical office	GA	12/6/13	1	39,301	100.0%	2005	898
Wellington ALF - Minot ND	Seniors Housing	ND	12/16/13	1	83,710	100.0%	2005	1,046
Spartanburg ASC - Spartanburg, SC	Medical office	SC	12/24/13	1	26,148	100.0%	2002	1,277
Solana at Cinco Ranch - Katy TX	Seniors Housing	TX	12/30/13	1	135,000	94.0%	2010	8,004
Totals/Averages[1]				114	5,830,271	97.2%	12.7 Years	$ 194,928

1. Total occupancy excludes occupancy of senior living facilities, which are based on the number of units rented by the residents rather than the number of square feet leased
* Development parcel

PAGE 14 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Property Investment

dollars in thousands

Property Investment by State

State	Medical Office	Hospital	Life Science	Post Acute / Skilled Nursing	Seniors Housing	Land	Total Properties	Total Purchase Price	% of Total Purchase Price	Total Square Feet	% of Total Square Feet
Texas	$ 73,156	$ 125,917	$ 5,747	$ 12,250	$ 71,250	$ -	15	$ 288,320	17.6%	701,065	12.0%
Georgia	69,160	-	-	-	134,947	1,788	16	205,895	12.5%	644,766	11.1%
Illinois	122,525	-	-	-	5,200	-	8	127,725	7.8%	465,732	8.0%
Indiana	71,034	-	36,972	-	-	-	6	108,006	6.6%	433,502	7.4%
Florida	35,296	-	-	-	68,908	-	7	104,204	6.3%	395,923	6.8%
Wisconsin	72,161	-	31,462	-	-	-	6	103,623	6.3%	444,906	7.6%
Pennsylvania	81,330	-	-	-	-	-	4	81,330	5.0%	312,316	5.4%
Oregon	-	-	-	-	76,950	-	7	76,950	4.7%	370,222	6.3%
Arizona	17,800	40,000	-	9,016	8,410	-	6	75,226	4.6%	191,813	3.3%
California	9,460	-	53,904	10,482	-	-	5	73,846	4.5%	267,661	4.6%
Nevada	31,386	28,990	-	-	-	-	5	60,376	3.7%	266,142	4.6%
Michigan	56,234	-	-	-	-	-	4	56,234	3.4%	184,821	3.2%
South Carolina	33,800	-	-	-	13,550	-	3	47,350	2.9%	141,092	2.4%
Virginia	38,200	-	-	-	-	-	2	38,200	2.3%	104,501	1.8%
North Carolina	9,000	-	-	-	18,657	-	2	27,657	1.7%	72,000	1.2%
North Dakota	13,420	-	-	-	11,650	-	2	25,070	1.5%	197,710	3.4%
New York	24,110	-	-	-	-	-	2	24,110	1.5%	83,229	1.4%
Tennessee	4,850	-	-	-	18,488	-	2	23,338	1.4%	81,390	1.4%
Ohio	-	-	-	-	22,500	-	1	22,500	1.4%	102,000	1.7%
Minnesota	7,700	-	9,390	-	-	-	2	17,090	1.0%	110,102	1.9%
New Jersey	11,615	-	-	-	-	-	3	11,615	0.7%	36,664	0.6%
Washington	-	-	-	-	11,300	-	1	11,300	0.7%	62,797	1.1%
Missouri	-	-	11,045	-	-	-	1	11,045	0.7%	42,430	0.7%
Colorado	8,400	-	-	-	-	-	1	8,400	0.5%	62,202	1.1%
Kansas	8,000	-	-	-	-	-	1	8,000	0.5%	32,540	0.6%
Louisiana	3,739	-	-	-	-	-	1	3,739	0.2%	18,149	0.3%
Arkansas	1,444	-	-	-	-	-	1	1,444	0.1%	4,596	0.1%
Totals / Averages	$ 803,820	$ 194,907	$148,520	$ 31,748	$ 461,810	$ 1,788	114	$ 1,642,593	100.00%	5,830,271	100.0%

Property Investment by State - Top 15 States


Virginia: 2.3%
North Carolina: 1.7%
South Carolina: 2.9%
Other: 10.2%
Michigan: 3.4%
Nevada: 3.7%
Texas: 17.6%
California: 4.5%
Arizona: 4.6%
Oregon: 4.7%
Georgia: 12.5%
Pennsylvania: 5.0%
Illinois: 7.8%
Wisconsin: 6.3%
Indiana: 6.6%
Florida: 6.3%

PAGE 15 OF 28

American Realty Capital Healthcare Trust, Inc.
4Q 2013 SUPPLEMENTAL INFORMATION

NOI by State
dollars in thousands

Net Operating Income by State

State	Medical Office	Hospital	Life Science	Post Acute / Skilled Nursing	Seniors Housing	Land	Total Properties	Total NOI	% of Total
Texas	$ 1,475	$ 2,711	$ 115	$ 135	$ 44	$ -	15	$ 4,480	15.7%
Georgia	1,202	-	-	-	2,246	(17)	16	3,431	12.0%
Illinois	2,329	-	-	-	85	-	8	2,414	8.5%
Indiana	1,359	-	734	-	-	-	6	2,093	7.3%
Wisconsin	1,439	-	630	-	-	-	6	2,069	7.3%
Oregon	-	-	-	-	1,544	-	7	1,544	5.4%
Pennsylvania	1,480	-	-	-	-	-	4	1,480	5.2%
California	143	-	1,067	244	-	-	5	1,454	5.1%
Florida	642	-	-	-	795	-	7	1,437	5.0%
Nevada	617	676	-	-	-	-	5	1,293	4.5%
Arizona	377	504	-	210	201	-	6	1,292	4.5%
Michigan	1,111	-	-	-	-	-	4	1,111	3.9%
Virginia	649	-	-	-	-	-	2	649	2.3%
South Carolina	358	-	-	-	251	-	3	609	2.1%
North Carolina	202	-	-	-	304	-	2	506	1.8%
New York	454	-	-	-	-	-	2	454	1.6%
Tennessee	92	-	-	-	248	-	2	340	1.2%
Minnesota	91	-	198	-	-	-	2	289	1.0%
Ohio	-	-	-	-	255	-	1	255	0.9%
New Jersey	252	-	-	-	-	-	3	252	0.9%
Missouri	-	-	217	-	-	-	1	217	0.8%
North Dakota	159	-	-	-	45	-	2	204	0.7%
Colorado	203	-	-	-	-	-	1	203	0.7%
Kansas	167	-	-	-	-	-	1	167	0.6%
Washington	-	-	-	-	143	-	1	143	0.5%
Louisiana	84	-	-	-	-	-	1	84	0.3%
Arkansas	32	-	-	-	-	-	1	32	0.1%
Totals / Averages	$ 14,917	$ 3,891	$ 2,961	$ 589	$ 6,161	$ (17)	114	$ 28,502	100.0%

Net Operating Income by State - Top 15 States


New Jersey: 2.1%
Virginia: 2.3%
Missouri: 1.8%
Michigan: 3.9%
Other: 9.3%
Arizona: 4.5%
Texas: 15.7%
Nevada: 4.5%
Florida: 5.0%
Georgia: 12.0%
California: 5.1%
Pennsylvania: 5.2%
Illinois: 8.5%
Oregon: 5.4%
Indiana: 7.3%
Wisconsin: 7.3%

PAGE 16 OF 28

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

4Q 2013 SUPPLEMENTAL INFORMATION

Lease Expiration Schedule

dollars in thousands

Property Type	Total	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	Thereafter
Medical Office												
Leases	218	8	12	26	29	28	17	9	18	25	29	17
Annualized rental income	$ 65,145	$ 543	$ 1,010	$ 2,743	$ 3,551	$ 5,079	$ 3,757	$ 2,196	$ 12,106	$ 7,985	$ 10,498	$ 15,676
Hospital												
Leases	13	-	-	1	-	5	-	-	-	-	-	7
Annualized rental income	17,986	-	-	122	-	2,362	-	-	-	-	-	15,502
Life Science												
Leases	7	-	-	-	-	-	-	-	6	1	-	-
Annualized rental income	11,874	-	-	-	-	-	-	-	10,991	883	-	-
Post Acute / Skilled Nursing												
Leases	4	-	-	-	-	-	-	-	-	-	-	4
Annualized rental income	3,054	-	-	-	-	-	-	-	-	-	-	3,054
Seniors Housing*												
Leases	2	-	-	-	-	-	-	-	-	-	-	2
Annualized rental income	1,849	-	-	-	-	-	-	-	-	-	-	1,849
Total Annualized Income	$ 99,908	$ 543	$ 1,010	$ 2,865	$ 3,551	$ 7,441	$ 3,757	$ 2,196	$ 23,097	$ 8,868	$ 10,498	$ 36,081
% of Total	100%	0.5%	1.0%	2.9%	3.6%	7.4%	3.8%	2.2%	23.1%	8.9%	10.5%	36.1%
Cumulative Total		0.5%	1.6%	4.4%	8.0%	15.4%	19.2%	21.4%	44.5%	53.4%	63.9%	100.0%

*Includes senior housing facilities leased to tenants under triple-net lease arrangements

Lease Expiration Schedule

as percentage of revenue


Percentage of Lease Revenue
Cumulative Percentage of Lease Revenue
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0.5%
1.0%
2.9%
3.6%
7.4%
3.8%
2.2%
23.1%
8.9%
10.5%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
THEREAFTER

PAGE 17 OF 28

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

4Q 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition

dollars in thousands+

Healthcare Provider	Annualized Rental Income	Percentage	Square Feet	Percentage	No. of Leases	Credit Rating
Private Practice*	$ 17,184	17.2%	688,076	16.4%	114	No rating
UnitedHealth Group Incorporated	9,738	9.7%	610,670	14.6%	4	S&P: A
Reliant Rehabilitation	6,535	6.5%	129,600	3.1%	2	No rating
Aurora Health Care	5,033	5.0%	226,046	5.4%	3	Moody's: A3
Crozer-Keystone Health System	4,441	4.4%	259,716	6.2%	2	Moody's: Baa3
Baylor Scott & White Medical System	4,133	4.1%	112,217	2.7%	3	Moody's: A2
Restora Healthcare	3,691	3.7%	96,000	2.3%	2	No rating
Rush Copley Medical Center	3,296	3.3%	124,134	3.0%	21	Moody's: A2
Spartanburg Regional Healthcare System	2,767	2.8%	80,925	1.9%	5	Moody's: A1
Advocate Health Care Network	2,585	2.6%	103,081	2.5%	4	Moody's: Aa2
Bronson Healthcare Group	2,336	2.3%	100,321	2.4%	1	Moody's: A2
Carson Tahoe Regional Healthcare	2,331	2.3%	131,752	3.1%	7	S&P: BBB+
IU Health	2,158	2.2%	63,000	1.5%	1	Moody's: A1
Methodist HCS (Iowa Health)	1,946	1.9%	73,302	1.7%	2	Moody's: A2
Global Rehabilitation	1,499	1.5%	40,828	1.0%	1	No rating
Texas Health Resources	1,383	1.4%	52,408	1.3%	12	Moody's: Aa3
Spectrum Health System	1,293	1.3%	52,898	1.3%	1	Moody's: Aa3
National Mentor Holdings, Inc.	1,264	1.3%	21,250	0.5%	2	Moody's: B3
Gentiva Health Services	1,216	1.2%	42,853	1.0%	1	No rating
Pinnacle Health System	1,153	1.2%	39,208	0.9%	2	Moody's: A2
Piedmont Healthcare, Inc.	1,056	1.1%	61,031	1.5%	3	Moody's: Aa3
Meridian Senior Living, LLC	1,046	1.0%	83,710	2.0%	1	No rating
Trinity Health	1,046	1.0%	114,000	2.7%	1	S&P: BBB-
Memorial Hermann Health System	945	0.9%	30,000	0.7%	1	Moody's: A1
The Regents of the University of California	929	0.9%	36,911	0.9%	3	S&P: AA
UNC Health Care	925	0.9%	30,000	0.7%	1	Fitch: A+
Health Management Associates, Inc.	910	0.9%	34,500	0.8%	1	S&P: B+
Bon Secours Health System	905	0.9%	26,010	0.6%	1	Moody's: A3
Sisters of Mercy Health System	883	0.9%	42,430	1.0%	1	Moody's: Aa3
San Martin Surgery Center	866	0.9%	14,399	0.3%	1	No rating
Frontier Management	803	0.8%	25,971	0.6%	1	No rating
Phonak, AG (Sonova)	793	0.8%	81,927	2.0%	1	No rating
University of Wisconsin	730	0.7%	31,374	0.7%	1	Moody's: A2
Vanguard Health Systems	705	0.7%	38,734	0.9%	1	S&P: B
Cooper Health	680	0.7%	27,314	0.7%	2	S&P: BBB+
Continue Care Hospital	678	0.7%	41,435	1.0%	1	S&P: BBB+
St. Peter's Health Partners	674	0.7%	30,000	0.7%	1	Moody's: A3
Ascension Health	669	0.7%	32,540	0.8%	1	S&P: AA+
ASCOA	634	0.6%	14,537	0.3%	1	No rating
Allina Health System	603	0.6%	24,273	0.6%	1	Moody's: Aa3
Cenetgra Health System	600	0.6%	24,121	0.6%	2	S&P: A+
IASIS Healthcare Corporation	596	0.6%	39,220	0.9%	1	Moody's: B2
Albany Medical Center	594	0.6%	36,200	0.9%	1	Moody's: Aa3
CareMeridian	575	0.6%	9,000	0.2%	1	Moody's: B3
Metropolitan Hospital	555	0.6%	21,502	0.5%	1	No rating
Northside Hospital, Inc.	523	0.5%	19,433	0.5%	4	Moody's: Baa2
DaVita Inc.	492	0.5%	17,353	0.4%	3	S&P: BB-
Baxter International, Inc.	460	0.5%	15,000	0.4%	1	S&P: A+
HCA Holdings, Inc.	456	0.5%	21,897	0.5%	3	S&P: B+
Symbion	431	0.4%	18,268	0.4%	1	Moody's: B3
CVS Caremark Corporation	413	0.4%	14,745	0.4%	1	Moody's: Baa2
Wellmont Health System	361	0.4%	23,177	0.6%	1	Fitch: BBB+
CHS/Community Health Systems, Inc.	322	0.3%	9,350	0.2%	1	Moody's: B1

* Independent physician practices with no hospital ownership of the practice; 114 separate leases.

+ Excludes seniors housing operating properties

PAGE 18 OF 28

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

4Q 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition, *continued*

dollars in thousands

Healthcare Provider	Annualized Rental Income	Percentage	Square Feet	Percentage	No. of Leases	Credit Rating
Fresnius Medical	313	0.3%	18,149	0.4%	1	S&P: BB+
Kaieser Permanente	243	0.2%	12,575	0.3%	1	S&P: A+
Northwest Detroit Dialysis	239	0.2%	10,100	0.2%	1	Moody's: A1
Other	229	0.2%	9,018	0.2%	4	No rating
Walgreen Company	44	0.0%	1,568	0.0%	1	Moody's: Baa1-
Total	$ 99,908	100.0%	4,190,057	100.0%	244.00	

Tenant Composition by Revenue


Tenants below 1.5%: 30.3%
Private Practice: 17.2%
UnitedHealth Group Incorporated: 9.7%
Reliant Rehabilitation: 6.5%
Aurora Health Care: 5.0%
Crozer-Keystone Health System: 4.4%
Baylor Scott & White Medical System: 4.1%
Restora Healthcare: 3.7%
Rush Copley Medical Center: 3.3%
Spartanburg Regional Healthcare System: 2.8%
Advocate Health Care Network: 2.6%
Bronson Healthcare Group: 2.3%
Carson Tahoe Regional Healthcare: 2.3%
IU Health: 2.2%
Methodist HCS (Iowa Health): 1.9%
Global Rehabilitation: 1.5%

PAGE 19 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Credit and Tenancy Profile*
dollars in thousands

Tenancy Profile
Excludes seniors housing operating properties


Assisted living operator (for profit): 2%
Physician Practices: 9%
Other: 13%
Hospital (for-profit): 5%
Surgical Operator: 2%
Post-acute care operator (for-profit): 15%
Hospital (not-for profit): 46%

Tenancy Profile	Annualized Rental Income	Percentage	Square Feet	Percentage	No. of Leases
Hospital (not-for-profit)	$ 45,742	45.8%	1,979,971	47.3%	94
Post-acute care operator (for-profit)	14,780	14.8%	339,531	8.1%	9
Surgical Operator (for-profit)	2,720	2.7%	64,812	1.5%	4
Physician(s)	17,038	17.1%	681,311	16.3%	110
Hospital (for-profit)	4,808	4.8%	223,601	5.3%	6
Assisted-living operator (for-profit)	1,849	1.9%	109,681	2.6%	2
Life Science/Bio-Technology Firm	1,253	1.3%	96,927	2.3%	2
Dialysis	805	0.8%	35,502	0.8%	4
Pharmacy	456	0.5%	16,313	0.4%	2
Other	10,457	10.5%	642,408	15.3%	11
Totals / Averages	$ 99,908	100.0%	4,190,057	100.0%	244

* Excludes seniors housing facilities under seniors housing operating properties ownership structure.

PAGE 20 OF 28

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

4Q 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition by Quarter

dollars in thousands

	4Q 2013	3Q 2013	2Q 2013	1Q 2013	4Q 2012
Medical Office Buildings					
Properties	65	61	46	38	32
Square feet	2,860,950	2,653,326	1,863,689	1,499,589	1,376,818
Purchase price	$ 803,820	$ 758,490	$ 545,400	$ 450,526	$ 414,256
Occupancy	95.74%	95.3%	94.0%	95.7%	96.5%
Total revenue	$ 18,443	$ 13,754	$ 11,946	$ 10,124	$ 7,248
Operating expenses	$ 3,526	$ 2,627	$ 2,086	$ 1,997	$ 988
GAAP NOI	$ 14,917	$ 11,127	$ 9,860	$ 8,127	$ 6,260
GAPP yield to cost*	7.8%	7.7%	8.0%	8.1%	7.9%
Hospitals					
Properties	10	9	7	7	7
Square feet	518,293	461,050	365,050	365,050	365,050
Purchase price	$ 194,907	$ 166,907	$ 126,907	$ 126,907	$ 126,907
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%
Total revenue	$ 4,734	$ 3,692	$ 3,579	$ 3,482	$ 3,874
Operating expenses	$ 843	$ 740	$ 619	$ 527	$ 916
GAAP NOI	$ 3,891	$ 2,952	$ 2,960	$ 2,955	$ 2,958
GAPP yield to cost*	8.4%	9.3%	9.4%	9.4%	9.4%
Life Science					
Properties	7	7	3	3	3
Square feet	750,027	750,027	139,357	139,357	139,357
Purchase price	$ 148,520	$ 148,520	$ 26,182	$ 26,182	$ 26,182
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%
Total revenue	$ 3,155	$ 790	$ 599	$ 599	$ 576
Operating expenses	$ 194	$ 71	$ 70	$ 70	$ 47
GAAP NOI	$ 2,961	$ 719	$ 529	$ 529	$ 529
GAPP yield to cost*	8.0%	8.0%	8.1%	8.1%	8.1%
Post Acute / Skilled Nursing					
Properties	4	3	3	3	3
Square feet	73,103	30,250	30,250	30,250	30,250
Purchase price	$ 31,748	$ 19,498	$ 19,498	$ 19,498	$ 19,498
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%
Total revenue	$ 649	$ 494	$ 480	$ 491	$ 359
Operating expenses	$ 60	$ 34	$ 20	$ 31	$ 16
GAAP NOI	$ 589	$ 460	$ 460	$ 460	$ 343
GAPP yield to cost*	9.7%	9.6%	9.6%	9.5%	9.6%
Seniors Housing					
Properties	28	23	11	7	5
Square feet	1,627,898	1,214,029	603,420	418,297	317,802
Purchase price	$ 461,810	$ 314,201	$ 154,910	$ 113,500	$ 85,750
Occupancy	91.7%	92.9%	92.5%	91.0%	92.0%
Total revenue	$ 21,610	$ 15,417	$ 7,333	$ 3,982	$ 1,905
Operating expenses	15,449	10,468	4,649	2,567	1,102
GAAP NOI	$ 6,161	$ 4,949	$ 2,684	$ 1,415	$ 803
GAPP yield to cost*	6.4%	6.7%	8.0%	7.0%	7.5%
Land					
Properties	1	1	-	-	-
Square feet	-	-	-	-	-
Purchase price	$ 1,788	$ 1,788	$ -	$ -	$ -
Occupancy	-	-	-	-	-
Total revenue	$ -	$ -	$ -	$ -	$ -
Operating expenses	17	-	-	-	-
GAAP NOI*	$ (17)	$ -	$ -	$ -	$ -

* GAAP yield to cost includes annualized net operating income for properties purchased in the applicable quarter

PAGE 21 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Acquisition Activity

dollars in thousands

Properties Acquired in 4Q 2013

Property Name	Type of Facility	City	State	Square Feet	Occupancy	Age of Property	Average Lease Term
Arbor Terrace - Asheville NC	Seniors Housing	Asheville	NC	42,000	100.0%	1998	Operating Property
Arbor Terrace - Decatur GA	Seniors Housing	Decatur	GA	51,159	99.2%	1990	Operating Property
Gardens at Westlake - Westlake OH	Seniors Housing	Westlake	OH	102,000	93.8%	1987	Operating Property
Baylor Orthopedic & Spine - Arlington TX	Hospital	Arlington	TX	57,243	100.0%	2009	16.2
Trinity Health Medical Arts Clinic - Minot ND	Medical office	Minot	ND	114,000	100.0%	1995	10.0
TriSun Care Center - San Antonio TX	Post acute / skilled nursing	San Antonio	TX	42,853	100.0%	2012	13.7
Allina Health - Elk River MN	Medical office	Elk River	MN	28,175	100.0%	2002	10.3
Riverdale MOB - Riverdale GA	Medical office	Riverdale	GA	39,301	100.0%	2005	9.4
Wellington ALF - Minot ND	Seniors Housing	Minot	ND	83,710	100.0%	2005	15.0
Spartanburg ASC - Spartanburg, SC	Medical office	Spartanburg	SC	26,148	100.0%	2002	15.6
Solana at Cinco Ranch - Katy TX	Seniors Housing	Katy	TX	135,000	94.0%	2010	Operating Property
Totals / Averages				721,589	100.00%	15.0 Years	

PAGE 22 OF 28

American Realty Capital Healthcare Trust, Inc.
4Q 2013 SUPPLEMENTAL INFORMATION

Top Ten Tenant Descriptions

United Healthcare

United Healthcare Services, Inc. ("United") a wholly owned subsidiary of UnitedHealth Group (NYSE: UNH), a national healthcare insurance provider and a member of the Fortune 500. United Healthcare is the largest provider of health insurance in the United States with over $120 billion in annual revenues. The company was founded in 1974 and is based in Minnetonka, Minnesota. As of December 31, 2013, United leases four facilities from the Company totaling 610,670 square feet.

Acquisition Date:	September 2013
Square Feet:	610,670
Percent of Total Revenue:	9.7%

Reliant Rehabilitation Partners

Reliant Hospital Partners, LLC ("Reliant") is a hospital operating company focused on developing and operating free-standing rehabilitation hospitals. Headquartered in Dallas, TX, Reliant operates nine facilities located in Texas and Ohio. Reliant is owned by Nautic Partners. As of December 31, 2013, Reliant leases two facilities from the Company totaling 129,600 square feet.

Acquisition Dates:	November 2011 May 2012
Square Feet:	129,600
Percent of Total Revenue:	6.5%

Aurora Health Care

Aurora Health Care ("Aurora") is the largest health care provider in the state of Wisconsin with a leading market share position in its collective service area. Aurora is a not-for-profit system that began operations in 1984 and now operates fifteen acute care hospitals. Aurora seniormost revenue bonds are rated "A3, Stable" by Moody's. As of December 31, 2013, Aurora Healthcare leases three properties totaling 226,046 square feet.

Acquisition Date:	July 2012
Square Feet:	226,046
Percent of Total Revenue:	5.0%

Crozer-Keystone Health System

Crozer-Keystone Health System ("CKHS") is a not-for-profit system is comprised of five acute care hospitals situated around Delaware County with 838 total licensed beds, four comprehensive outpatient medical centers and a 300-physician Crozer-Keystone Health Network. CKHS is the largest employer in Delaware County with more than 6,800 employees and has a medical staff of 2,600 individuals, including 1,000 physicians. As of December 31, 2013, United leases one facility from the Company totaling 259,716 square feet.

Acquisition Date:	September 2013
Square Feet:	259,716
Percent of Total Revenue:	4.4%

Baylor Scott & White Medical System

Restora Healthcare ("Restora") was founded by Rod Laughlin, former founder of Regency Hospital Company and Transitional Hospitals Corporation, where he built and operated over 40 long term acute care hospitals. Restora operates two long-term acute care facilities and is part of Banner Health's accountable care organization providing post-acute services for patients discharged from Banner and other hospitals. Restora is headquartered in Alpharetta, Georgia. As of December 31, 2013, Restora leases two facilities from the Company totaling 96,000 square feet.

Acquisition Date:	September 2013
Square Feet:	112,217
Percent of Total Revenue:	4.1%

Restora Healthcare

Restora Healthcare ("Restora") was founded by Rod Laughlin, former founder of Regency Hospital Company and Transitional Hospitals Corporation, where he built and operated over 40 long term acute care hospitals. Restora operates two long-term acute care facilities and is part of Banner Health's accountable care organization providing post-acute services for patients discharged from Banner and other hospitals. Restora is headquartered in Alpharetta, Georgia. As of December 31, 2013, United leases two facilities from the Company totaling 96,000 square feet.

Acquisition Date:	September 2013
Square Feet:	96,000
Percent of Total Revenue:	3.7%

PAGE 23 OF 28

American Realty Capital Healthcare Trust, Inc.

4Q 2013 SUPPLEMENTAL INFORMATION

Top Ten Tenant Descriptions, *continued*

Rush-Copley Medical Center

Rush–Copley Medical Center in Aurora, Illinois operates an acute care hospital facility affiliated with Rush University Medical Center that operates three hospitals in the Chicagoland area. The 209-bed hospital, founded in 1995, provides a comprehensive array of health and wellness services in the greater Fox Valley area. Rush–Copley Medical Center is part of the obligated group of Rush-Copley University Health System that carries at a credit rating of "A2, Positive" from Moody's. As of December 31, 2013, Rush–Copley Medical Center leases two properties totaling 124,134 square feet.

Acquisition Dates:	November 2012 December 2012
Square Feet:	124,134
Percent of Total Revenue:	3.3%

Spartanburg Regional Healthcare System

The Spartanburg Regional Health Services District, Inc. ("SRHSD") serves patients in Spartanburg, Cherokee and Union counties in South Carolina, and Polk and Rutherford counties in North Carolina. The system consists two acute care hospitals, including the 455-bed Spartanburg Regional Medical Center and the 48-bed Village Hospital in Greer. Established in 1920, the SRHSD is the leading provider of integrated healthcare services in Spartanburg County, SC, with over 70% market share. As of December 31, 2013, the Spartanburg Regional Health Services District leases two properties totaling 80,925 square feet.

Acquisition Dates:	November 2012 May 201
Square Feet:	80,925
Percent of Total Revenue:	2.8%

Advocate Healthcare Network

Bronson Healthcare Group ("Bronson"), headquartered in Kalamazoo, Michigan, is a not-for-profit, healthcare system founded in 1900 serving southwest Michigan and northern Indiana. Bronson operates regional hospitals and health clinics, including Bronson Methodist Hospital (380 beds), Bronson Vicksburg Hospital (40 beds), and Bronson Lakeview Hospital (25 beds). With a workforce of more than 6,000, Bronson is one of the area's largest employers. Bronson's seniormost revenue bonds are rated "A2, Stable" by Moody's. As of December 31, 2013, Bronson leases one property totaling 100,321 square feet.

Acquisition Date:	September 2012
Square Feet:	103,081
Percent of Total Revenue:	2.6%

Bronson Healthcare Group

The Carson Tahoe Regional Healthcare ("CTRH") is a non-profit health care system founded in 1949 that operates a 172-bed hospital and surrounding outpatient facilities. CTRH has over 240 board-certified physicians, more than 35 medical specialties, and full Joint Commission accreditation. It affiliated entities holds an investment grade rating of "A2, Stable" from Moody's with total revenues in excess of $240 million. As of December 31, 2013, CTRH leases space in two properties totaling 131,752 square feet.

Acquisition Date:	June 2012
Square Feet:	100,321
Percent of Total Revenue:	2.3%

PAGE 24 OF 28

American Realty Capital Healthcare Trust, Inc.
4Q 2013 SUPPLEMENTAL INFORMATION

Top Seniors Housing Operators

Frontier Management

Frontier Management, LLC, ("Frontier") is a senior housing management company that owns and operates 49 retirement, assisted living, memory care, skilled nursing and home health care companies throughout the United States. Frontier was founded in 2000 and based in Portland, Oregon. Frontier ranked 25th amongst the top 40 seniors housing operators for number of facilities managed within the United States. As of December 31, 2013, Frontier operates eight of the Company's facilities totaling 589 units.

Acquisition Dates:	March 2013 May 2013 August 2013
Total Units:	516 Assisted Living 73 Memory Care
Occupancy:	91.4%

The Arbor Company

The Arbor Company ("Arbor"), formed in 1986, currently manages nearly 20 properties across the southeastern United States within 7 states. Arbor's management team has 30 years of combined experience in the senior housing industry. As of December 31, 2013, Arbor operates nine of the Company's facilities totaling 824 units.

Acquisition Dates:	July 2013 December 2013
Total Units:	126 Independent Living 491 Assisted Living 207 Memory Care
Occupancy:	92.9%

Principal Senior Living Group

Principal Senior Living Group ("PSLG") was founded in 1997 by its partner who have a combined 50 years' experience serving seniors. PSLG acts as the developer/owner/operator of assisted living and memory care communities and is currently serving locations in Georgia, Florida, South Carolina and Missouri, primarily under the name Benton House. As of December 31, 2013, PSLG operates seven of the Company's facilities totaling 492 units.

Acquisition Dates:	March 2013 May 2013 August 2013
Total Units:	20 Independent Living 361 Assisted Living 111 Memory Care
Occupancy:	90.4%

Good Neighbor Care

Good Neighbor Care, LLC is a national operator of independent living, assisted living and memory care facilities across 9 states and either owns or operates 20 properties, 6 of which are in Illinois. Good Neighbor Care is privately owned and was founded over 20 years ago. As of December 31, 2013, GNC operates one of the Company's facilities totaling 37 units.

Acquisition Date:	July 2013
Total Units:	37 Assisted Living
Occupancy:	83.8%

PAGE 25 OF 28

4Q 2013 SUPPLEMENTAL INFORMATION Definitions This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time. Adjusted funds from operations (AFFO) AFFO is core FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. We exclude distributions related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity. Annualized straight-line rent Sum of the contractual rent over the term of the lease, including escalations and free rent, divided by the number of months in the lease term and annualized. Excludes contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items. Earnings before interest, taxes, depreciation and amortization (EBITDA) EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is an appropriate measure of our ability to incur and service debt. EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDA is adjusted to include our pro-rata share of EBITDA from unconsolidated joint ventures. Funds from operations (FFO) Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) attributable stockholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between

4Q 2013 SUPPLEMENTAL INFORMATION periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO should not be considered as an alternative to net income attributable to stockholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to stockholders and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. Net operating income (NOI) Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to stockholders, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. NOI is adjusted to include our pro-rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions. Definitions, continued

Investor Inquiries For more information on American Realty Capital Healthcare Trust, Inc., please contact your financial professional. Broker Dealer Inquiries Realty Capital Securities, LLC One Beacon Street, 14th Floor, Boston, MA 02108 | 877-373-2522 All Other Inquiries American Realty Capital Healthcare Trust, Inc. 405 Park Avenue, New York, NY 10022 | 212-415-6500 www.TheHealthcareREIT.com